UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2006

Naturade, Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	33-7106-A	23-2442709
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14370 Myford Rd., Suite 100, Irvine, California		92606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-573-4800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Promissory Note
On May 31, 2006, Naturade, Inc. (the "Company"), Quincy Investments Corp. ("Quincy"), and Symbiotics, Inc. and Symco, Incorporated (collectively, "Symco") entered into an Agreement which amended the Promissory Note (the "Note") dated July 22, 2005, by and among the Company, Quincy and Symco as follows:

• Decreased the principal amount of the Note from $1,492,360 to $1,000,000;

• Modified the payments on the Note from $20,000 per month in May 2006 with a balloon payment of $518,500 on June 1, 2006, $10,000 per month from July 2006 to May 2007 with a balloon payment of $450,000 on June 1, 2007 and $5,000 per month from July 2007 to May 2008 with a balloon payment of $476,305 on June 1, 2008, to $33,000 per month in cash beginning June 15, 2006 for 30 consecutive months ending November 15, 2008;and

• Included an interest charge of 7% per annum on the unpaid principal balance beginning June 1, 2006 payable monthly in arrears.

In consideration for the above amendment, the Company agreed to issue Symco 500,000 shares of the Company’s Common Stock and agreed to authorize Series D Convertible Preferred Stock ("Series D") and issue Symco 6,000 shares of Series D by August 31, 2006. The Series D will be convertible into 200 shares of Common Stock for each share of Series D, at the discretion of the holder.
Copies of the Agreement and the Amended and Restated Promissory Note are attached as Exhibits 10.1 and 10.2.

Item 3.02 Unregistered Sales of Equity Securities.

On May 31, 2006, the Company issued Symco 500,000 shares of the Company's Common Stock and agreed to issue 6,000 shares of Series D Convertible Preferred Stock, convertibe into an aggregate of 1,200,000 shares of the Company's Common Stock (subject to adjustment), directly, without the services of an underwriter, and without registration under the Securities Act, in reliance on Section 4(2) of that Act. For a description of the transaction, see Item 1.01 above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Naturade, Inc

June 5, 2006	By:	/s/Stephen M. Kasprisin

Name: Stephen M. Kasprisin
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Agreement, dated May 31, 2006, by and among Quincy Investments Corp.,Naturade, Inc., Symbiotics, Inc. and Symco, Incorporated.
10.2	Amended and Restated Promissory Note, dated May 31, 2006, by and among Quincy Investments Corp., Naturade, Inc., Symbiotics, Inc. and Symco, Incorporated.